UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 16, 2013
Date of report (Date of earliest event reported)
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PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000
Minneapolis, Minnesota		55402
(Address of Principal Executive Offices)		(Zip Code)

(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 16, 2013, Piper Jaffray Companies (the "Company") reported its financial results for its third fiscal quarter ended September 30, 2013. See the Company's press release dated October 16, 2013, which is furnished as Exhibit 99 hereto. The press release includes a reference to net income excluding restructuring and integration costs, which is a non-GAAP financial measure. Management believes this non-GAAP financial measure provides useful information to investors because it excludes restructuring and integration charges which are unrelated to our primary business operations, and the exclusion of these charges helps investors understand our operating results and underlying operational trends as compared to prior periods.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit

99    Press Release dated October 16, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date:	October 16, 2013	By	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated October 16, 2013	Filed Electronically